VAUGHAN NELSON SMALL CAP VALUE FUND

Supplement dated June 13, 2008 to the Natixis Equity Funds Class A, B and C Prospectus and

Natixis Equity Funds Class Y Prospectus each dated May 1, 2008, as may be revised and supplemented from time to time.

Effective immediately, the first sentence within the section “Principal Investment Strategies” for the Vaughan Nelson Small Cap Value Fund is amended and restated as follows to revise the definition of the Russell 2000 Value Index:

The Fund, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in companies that, at the time of purchase, have market capitalizations within the capitalization range of the Russell 2000 Value Index, an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

SP381-0608

VAUGHAN NELSON SMALL CAP VALUE FUND

Supplement dated June 13, 2008 to the Natixis Funds

Statement of Additional Information – Part I dated May 1, 2008,

as may be revised and supplemented from time to time

Effective immediately, the section “Investment Restrictions” for the Vaughan Nelson Small Cap Value Fund is amended by replacing restriction number (13) with the following:

The Vaughan Nelson Small Cap Value Fund may not:

(13)	Invest less than 80% of its net assets (plus borrowings made for investment purposes) in investments in companies that have a market capitalization within the capitalization range of the Russell 2000 Value Index. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy adopted by the Board.

SP382-0608